UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2013

CURTISS-WRIGHT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Waterview Boulevard
Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 541-3700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 28, 2013, a performance share (“PSP”) payout was made to Martin R. Benante, Chief Executive Officer, Glenn E. Tynan, Vice President and Chief Financial Officer, David C. Adams, President and Chief Operating Officer, David J. Linton, former Vice President, and Thomas P. Quinly, Vice President on the 2009 PSP grants under Curtiss-Wright’s 2005 Omnibus Long-Term Incentive Plan covering performance for the period 2010-2012.

Shown below is the PSP payout table for the performance period 2010-2012:

	2010-2012 Target		Payout
	US Dollar Value	Number of Shares	Payout %	US Dollar Value	Number of Shares
Benante	$1,168,627	33,678	80%	$934,922	26,943

Tynan	$418,621	12,064	80%	$334,924	9,652

Adams	$474,765	13,682	86%	$408,315	11,767

Linton	$497,529	14,338	69%	$343,322	9,894

Quinly	$229,957	6,627	82%	$188,595	5,435

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 10, 2013. The following matters set forth in the Company’s Proxy Statement dated March 28, 2013, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, were voted upon with the results indicated below.

1.	The nominees listed below were elected directors with the respective votes set forth opposite their names:

	FOR	WITHELD
Martin R. Benante	38,384,428	942,456
Dean M. Flatt	38,820,778	506,106
S. Marce Fuller	32,896,691	6,430,193
Allen A. Kozinski	34,798,984	4,527,900
John R. Myers	32,798,752	6,528,132
John B. Nathman	38,902,935	423,949
Robert J. Rivet	38,261,182	1,065,702
William W. Sihler	38,424,255	902,629
Albert E. Smith	38,267,333	1,059,551
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2.	A proposal seeking ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013 was approved, with the votes cast as follows:

FOR	AGAINST	ABSTENTIONS
41,322,039	843,019	129,391

3.	A proposal seeking approval, on an advisory basis, of a resolution approving the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables and accompanying narrative disclosure therein was approved, with the votes cast as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
30,597,570	8,294,507	434,807	2,967,565

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURTISS-WRIGHT CORPORATION

By:	/s/ Glenn E. Tynan
Glenn E. Tynan
Vice-President and
Chief Financial Officer

Date: May 13, 2013

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